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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Brian E. Côté Chief Financial Officer (949) 509-4420

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — June 15, 2006 — Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended May 31, 2006.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $17.6 billion and 169 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,
(Dollars in Thousands)	2006	2006	2006	2006	2006	2005	2005	2005	2005	2005	2005	2005	2005

Balance sheet summary
Total assets	$17,568,618	$17,826,523	$17,802,759	$17,451,436	$17,294,265	$17,095,663	$16,871,519	$16,764,774	$16,567,294	$16,507,401	$16,415,851	$16,613,946	$16,746,960
Loans receivable held for investment, net	15,709,670	15,820,029	15,867,814	15,793,336	15,657,598	15,357,158	15,229,274	15,077,686	14,842,741	14,556,857	14,417,946	14,476,234	14,404,675
Loans held for sale, at lower of cost or fair value	415,923	597,122	561,511	391,224	388,369	464,488	445,963	524,942	501,611	755,603	817,207	932,248	1,147,390
MBS available for sale, at fair value	265	269	271	273	277	277	279	281	284	286	290	292	293
Cash, investment securities and FHLB stock	1,144,281	1,108,639	1,081,781	979,692	967,155	996,553	916,316	879,761	944,076	917,964	894,302	929,485	927,229
Deposits	11,945,771	12,074,377	12,198,903	12,076,720	11,864,060	11,876,848	12,006,474	11,875,980	11,752,236	11,637,680	11,334,706	11,042,072	10,697,617
FHLB advances and other borrowings	3,806,849	3,975,436	3,825,811	3,662,079	3,687,478	3,557,515	3,157,731	3,212,749	3,162,808	3,203,623	3,490,750	4,002,757	4,492,992
Senior notes	198,157	198,143	198,129	198,115	198,101	198,087	198,073	198,059	198,045	198,031	198,018	198,004	197,991
Non-performing assets as a % of total assets	0.23%	0.21%	0.22%	0.22%	0.21%	0.21%	0.23%	0.20%	0.18%	0.16%	0.13%	0.15%	0.17%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$377,217	$393,753	$584,593	$509,018	$570,422	$608,946	$594,911	$703,578	$746,481	$666,123	$ 397,213	$ 492,049	$ 279,148
Residential one-to-four units – subprime	5,895	7,173	19,926	16,202	19,207	25,529	23,684	23,606	36,129	34,586	31,589	35,202	41,009
All other	38,149	3,629	16,817	4,159	92,694	4,095	14,786	8,954	4,522	8,378	18,720	32,253	27,751
Repayments	(536,401)	(480,877)	(566,819)	(426,367)	(400,771)	(552,457)	(504,379)	(539,669)	(543,155)	(621,323)	(526,645)	(503,042)	(462,942)
Loans for sale:
Originations and purchases	266,364	315,135	433,626	295,444	251,094	342,532	339,727	385,602	386,989	599,637	713,274	810,051	1,010,710
Sales	(443,977)	(280,475)	(263,662)	(290,561)	(322,063)	(320,826)	(417,177)	(359,235)	(634,092)	(656,393)	(817,516)	(1,016,857)	(1,024,658)
Mortgage loans serviced for others
Total	$6,198,140	$5,865,463	5,794,067	$5,637,156	$5,546,702	$5,292,253	$10,501,925	$10,337,652	$11,444,758	$11,096,345	$10,709,634	$10,287,991	$9,471,603
With capitalized mortgage servicing rights: (a)
Amount	2,381,128	2,379,143	2,372,534	2,385,736	2,392,503	2,362,539	2,348,056	2,324,376	2,310,726	2,277,835	2,247,326	2,249,030	2,248,824
Weighted average interest rate	5.65%	5.64%	5.63%	5.62%	5.61%	5.60%	5.59%	5.58%	5.57%	5.57%	5.58%	5.57%	5.57%
Interest rate spread data
Weighted average yield: (b)
Loans and MBS	6.92%	6.65%	6.52%	6.42%	6.27%	6.10%	5.97%	5.78%	5.69%	5.62%	5.56%	5.42%	5.30%
Investment securities	4.82	4.75	4.66	4.47	4.45	4.37	4.22	4.08	4.09	4.08	3.99	3.96	3.90
Interest-earning assets yield	6.81	6.56	6.44	6.34	6.19	6.04	5.91	5.72	5.63	5.57	5.50	5.37	5.25
Weighted average cost:
Deposits	3.40	3.31	3.22	3.16	3.08	2.98	2.88	2.81	2.74	2.67	2.53	2.46	2.38
FHLB advances and other borrowings	5.33	5.16	4.94	4.88	4.78	4.71	4.48	4.31	4.15	3.90	3.74	3.57	3.41
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50
Combined funds cost	3.89	3.80	3.67	3.60	3.52	3.42	3.25	3.17	3.08	2.98	2.86	2.80	2.73
Interest rate spread	2.92%	2.76%	2.77%	2.74%	2.67%	2.62%	2.66%	2.55%	2.55%	2.59%	2.64%	2.57%	2.52%

(a)  Excludes loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(b)  Reflects month-end contractual yields and costs and excludes adjustments for non-accrual loans, amortization of net deferred costs to originate loans, premiums and discounts, prepayment and late fees and FHLB stock dividends.

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